UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 — March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINOX

# Putnam International Growth Fund

## Semiannual report
3 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

**GROWTH FUNDS** look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	52

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We are pleased to report that Putnam continues to garner recognition in the mutual fund industry. For 2013, Barron’s ranked Putnam second among 64 mutual fund families based on total returns across asset classes. Over the longer term of five years ended in December 2013, Putnam also ranked second out of 55 fund families.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam International Growth Fund

Targeting the world of growth potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States with growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

A diverse range of markets

The fund can invest across a diverse range of markets, including the developed markets of Europe, Canada, Japan, Australia, and the United States, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Putnam International Growth Fund invested in 30 countries outside the United States as of March 31, 2014.

Illustration sources: MSCI EAFE Index, MSCI Emerging Markets Index.

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase fixed assets such as land, machinery, or buildings — is one of the keys for sustaining long-term economic growth. Many regions of the world — particularly emerging and developing Asian countries — are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

Capital investment as a percentage of GDP across regions

European Union
United States
Emerging and developing Asia
Latin America and the Caribbean
40%
30
20
10
0
2012
2013
2014*

* *Estimated.*
Sources: International Monetary Fund, World Economic Outlook Database, April 2014.

"We have an intensive process for screening international markets for companies that exhibit robust growth characteristics while also offering attractive valuations."

Jeffrey B. Sacknowitz
Portfolio Manager
Putnam International Growth Fund

2 International Growth Fund

International Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Recent performance may have benefited from one or more legal settlements. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4 International Growth Fund

Interview with your fund’s portfolio manager

The fund outperformed the benchmark by a substantial amount during the six-month period ended March 31, 2014. What accounts for this standout performance?

Stock selection in financial companies located in the peripheral European countries was a significant factor in the fund’s outperformance, as was the fund’s exposure to stocks in other European countries. Another factor was the fund’s less-than-benchmark weight with respect to Japanese stocks, which generally struggled during the period because of the strengthening yen. In general, we try to look for areas of unanticipated growth, as these opportunities can turn into strong performance stories.

Where did you find opportunities for unanticipated growth over the past six months?

Recently, we have found Europe’s recovery to be a good source of unanticipated growth. We had been positive for some time about the direction of the European economy, so we had increased the fund’s exposure to European stocks and, in particular, to economically sensitive areas of the market. This contributed positively to the fund’s relative and absolute returns during the period.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

International Growth Fund 5

What are your thoughts on Japanese stocks? What makes them somewhat less attractive, in your view?

In the wake of the 2011 tsunami and nuclear-plant damage at Fukushima, Japan has shut down its nuclear energy capacity and thus has become a much larger importer of oil and gas for energy generation. As a result, as the extremely loose monetary policies of the Bank of Japan have translated into a weaker yen, this has contributed to higher domestic costs for electricity (and for other imported products, including food). Although the Japanese government wants to stimulate inflation to lift the country out of its decades of deflation, higher energy and food prices — unlike higher wages — are not a desirable form of inflation. Generally, however, we think economically sensitive stocks and yen-sensitive exporters — over the medium term — are attractive investment opportunities, and this is where we have focused our research efforts in Japan.

Does geopolitical tension in Ukraine suggest a more cautious approach with respect to European stocks or emerging markets?

We trimmed the fund’s exposure to Russia in the wake of the country’s annexation of Crimea, but the geopolitical tension itself hasn’t changed our belief in peripheral Europe’s economic recovery. We also increased the fund’s exposure to select areas within emerging markets during the period — for example, in China.

We don’t yet know the full impact of Russia’s actions, but economically the situation is shaping up to be a disaster for Ukraine, as the military and political tension there makes it too difficult for the economy and businesses to function normally. There are also likely to be significant impacts on areas such as Russian and Eastern European banks with exposure to Ukraine.

Allocations are shown as a percentage of the fund’s net assets as of 3/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6 International Growth Fund

What exposure does the fund have to China?

The fund has been exposed to China primarily in two distinct areas: through consumer discretionary stocks and through clean-energy/resources-related companies, including companies that produce efficient water infrastructure and other facilities. In the past, such companies have only represented a small position in the portfolio, but we added to these over the past six months, particularly the green-energy-related stocks.

We believe that anti-pollution-related spending in China will have to increase significantly over the next decade, given the worsening air and water quality in China.

We believe that the market is underappreciating the amount that will be spent, and the duration of the required spending, to improve China’s environment. We also believe that the market has wrongly sold off the environmental-related companies on fears of slowing Chinese economic growth. While we agree that Chinese economic growth is slowing, we expect that government efforts to stimulate the economy will focus on areas like environmental remediation, making the environmental-related companies somewhat immune to the issues that plague the overall economy.

Which stocks or strategies were the largest contributors to relative results?

Mota-Engil, a Portuguese construction company, was the top contributor to results. The stock had sold off along with many other construction-related stocks, as the market generally underappreciated the fact that much of this company’s growth comes

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

International Growth Fund 7

from North Africa rather than from peripheral Europe. We took advantage of what we considered Mota-Engil’s excessively low valuation to establish a sizeable position in the stock, which performed well for the fund.

Beijing Enterprises Water Group, the second-largest contributor, modernizes small regional water treatment and distribution facilities in China. Many areas of China have insufficient water treatment facilities and sub-standard piping, which causes huge amounts of water loss in distribution. We believe Beijing Enterprises Water Group’s modern water treatment and distribution facilities play a valuable role in providing water effectively to China’s quickly urbanizing population.

We have been investors in this company for approximately a year, and we maintain a position in the stock.

The third-largest contributor was Associated British Foods [ABF], a diversified British conglomerate that includes a sugar business, a grocery chain, and a discount-fashion retailer under its corporate umbrella. Sugar helped drive the company’s performance in 2012, due to higher-trending world sugar prices. However, the primary growth story for ABF has been its affordable teen-fashion retailer, Primark, which we believe has significant potential to expand its market penetration in the United Kingdom as well as continental Europe and other markets.

Which stocks or strategies detracted most from returns?

Novo Nordisk is a pharmaceutical company that is also a benchmark component. We chose not to own the stock in the portfolio, which detracted from the fund’s relative results for the period. We were focused on other areas of the global health-care sector, and we continue to find what we consider more attractive opportunities in other names.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8 International Growth Fund

Jin Co, the second-largest detractor, produces and distributes eyeglasses in Japan. The industry had begun to perform well on the back of a fad over lenses that purported to offer protection from personal computer rays. While Jin Co produces its own version of these lenses, we liked the company’s underlying fashion eyewear and prescription business. We believed its growth trajectory would help the company outperform, even after the fad was over, but the company’s mismanagement caused the overall business to stall. Consequently, we sold the stock from the portfolio by period-end.

Credit Saison, the third-largest detractor from relative results, is a Japanese financial services company. Our thesis in this case was that as Japan’s inflation came through and consumption picked up, there would be a rise in consumer debt, which would be positive for Credit Saison’s stock. Unfortunately, however, Japanese consumers have been reluctant to spend more, which we think is due to the inflated cost of energy and food. We continue to have an active overweight in the stock relative to the benchmark.

What is your outlook for international stocks?

We expect the global economy to continue its steady recovery. Capital expenditures, which had been depressed for years in Europe, are on the rise, which supports our case for a variety of stocks in peripheral Europe. In addition, we continue to like a number of emerging-market companies whose businesses are tied to the rising incomes of a growing middle class.

In the context of this positive outlook, we will continue to focus on stock picking, targeting what we consider the most attractively priced growth opportunities in the international markets.

Thank you, Jeff, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey B. Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

International Growth Fund 9

IN THE NEWS

A worldwide economic recovery is under way — with the United States at the helm — but it may not be smooth sailing. The International Monetary Fund (IMF) raised its global growth forecast for 2014 to 3.6% from 3.0% in 2013. Even with the most acute threats diminished, the IMF’s “World Economic Outlook” characterized the global recovery as somewhat fragile. Among the key downside risks cited by the IMF is the danger of low inflation. Other challenges include high unemployment, elevated sovereign debt levels, geopolitical risks, financial sector reforms, and emerging-market concerns. The United States, according to the IMF, is pulling other economies along, thanks to an accommodative central bank, a recovering real estate sector, and expanding household wealth. The IMF predicted that growth in the eurozone this year would hit 1.2%, as a reduction in the pace of fiscal tightening adds to GDP. Japan should see growth from private investment and exports, but the economy may decelerate due to tightening fiscal policy, including a recent consumption tax rate hike. Meanwhile, emerging-market economies continue to struggle, but should improve as advanced economies purchase more imports. Lastly, China’s growth should continue at a rate of about 7.5% in 2014–2015 as its leaders seek to place the country on a steadier growth path and to slow credit growth without causing the economy to stall.

10 International Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.12%	6.79%	6.79%	6.79%	6.32%	6.32%	6.60%	6.40%	6.86%	7.24%

10 years	107.11	95.20	95.20	95.20	92.19	92.19	97.10	90.20	102.28	111.62
Annual average	7.55	6.92	6.92	6.92	6.75	6.75	7.02	6.64	7.30	7.78

5 years	118.56	105.99	110.73	108.73	110.48	110.48	113.20	105.74	115.97	121.44
Annual average	16.93	15.55	16.08	15.86	16.05	16.05	16.35	15.52	16.65	17.23

3 years	19.29	12.43	16.69	13.69	16.67	16.67	17.55	13.44	18.47	20.22
Annual average	6.06	3.98	5.28	4.37	5.27	5.27	5.54	4.29	5.81	6.33

1 year	18.00	11.22	17.19	12.19	17.16	16.16	17.45	13.34	17.77	18.33

6 months	9.41	3.12	9.02	4.02	8.99	7.99	9.17	5.34	9.33	9.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Growth Fund 11

Comparative index returns For periods ended 3/31/14

		Lipper International
	MSCI EAFE Growth	Multi-Cap Growth Funds
	Index (ND)	category average*

Annual average (life of fund)	4.67%	6.49%

10 years	88.96	85.46
Annual average	6.57	6.22

5 years	108.91	110.16
Annual average	15.88	15.88

3 years	23.25	18.45
Annual average	7.22	5.70

1 year	14.96	14.78

6 months	5.26	5.95

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 364, 349, 318, 277, 130, and 30 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.043		—	—	—		$0.003	$0.088

Capital gains	—		—	—	—		—	—

Total	$0.043		—	—	—		$0.003	$0.088

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/13	$18.00	$19.10	$16.51	$16.91	$17.02	$17.64	$17.72	$18.09

3/31/14	19.65	20.85	18.00	18.43	18.58	19.25	19.37	19.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 International Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/13	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Annualized expense ratio
for the six-month period
ended 3/31/14*	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 3/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2013 to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.88	$11.78	$11.78	$10.48	$9.19	$6.58

Ending value (after expenses)	$1,094.10	$1,090.20	$1,089.90	$1,091.70	$1,093.30	$1,095.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Growth Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2014, use the following calculation method. To find the value of your investment on October 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.59	$11.35	$11.35	$10.10	$8.85	$6.34

Ending value (after expenses)	$1,017.40	$1,013.66	$1,013.66	$1,014.91	$1,016.16	$1,018.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 International Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Growth Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 International Growth Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with

International Growth Fund 17

their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be

18 International Growth Fund

necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s

International Growth Fund 19

sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and

20 International Growth Fund

funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

International Growth Fund 21

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 213, 200 and 157 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to

22 International Growth Fund

policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

International Growth Fund 23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 International Growth Fund

The fund’s portfolio 3/31/14 (Unaudited)

COMMON STOCKS (96.3%)*	Shares	Value

Aerospace and defense (1.1%)
Airbus Group NV (France)	40,114	$2,873,125

AviChina Industry & Technology Co., Ltd. (China)	2,560,000	1,428,570

		4,301,695
Air freight and logistics (1.2%)
Deutsche Post AG (Germany)	116,933	4,344,670

		4,344,670
Airlines (1.1%)
Aeroflot — Russian Airlines OJSC (Russia) †	1,077,096	1,692,044

China Southern Airlines Co., Ltd. (China)	4,084,000	1,326,846

Copa Holdings SA Class A (Panama)	7,200	1,045,368

		4,064,258
Auto components (0.8%)
Faurecia (France) †	66,920	2,828,460

		2,828,460
Automobiles (4.4%)
Daimler AG (Registered Shares) (Germany)	42,016	3,970,217

Fiat SpA (Italy) †	231,722	2,697,508

Nissan Motor Co., Ltd. (Japan)	400,500	3,564,411

Tata Motors, Ltd. (India)	263,106	1,762,330

Toyota Motor Corp. (Japan)	79,500	4,474,162

		16,468,628
Banks (7.2%)
Banca Popolare di Milano Scarl (Italy) † S	1,726,747	1,736,562

Banco Espirito Santo SA (Portugal) †	1,252,686	2,345,311

BNP Paribas SA (France)	23,303	1,797,468

Credicorp, Ltd. (Peru)	18,700	2,579,104

Dubai Islamic Bank PJSC (United Arab Emirates) †	877,005	1,466,052

Erste Group Bank AG (Czech Republic)	75,633	2,584,055

Grupo Financiero Banorte SAB de CV (Mexico)	320,000	2,164,053

Metro Bank PLC (acquired 1/15/14, cost $1,092,323) (Private)
(United Kingdom) † ∆∆ F	51,316	1,082,975

Natixis (France)	555,782	4,081,802

Sumitomo Mitsui Financial Group, Inc. (Japan)	71,100	3,030,743

UniCredit SpA (Italy)	439,150	4,011,116

		26,879,241
Beverages (1.9%)
Anheuser-Busch InBev NV (Belgium)	66,704	6,993,189

		6,993,189
Biotechnology (1.0%)
Grifols SA ADR (Spain)	92,715	3,829,130

		3,829,130
Building products (1.1%)
Allegion PLC (Ireland)	30,600	1,596,402

Daikin Industries, Ltd. (Japan)	42,000	2,348,718

		3,945,120
Capital markets (1.2%)
KKR & Co. LP	90,600	2,069,304

UBS AG (Switzerland)	118,269	2,442,839

		4,512,143

International Growth Fund 25

COMMON STOCKS (96.3%)* cont.	Shares	Value

Chemicals (2.1%)
Akzo Nobel NV (Netherlands)	32,902	$2,684,743

Monsanto Co.	21,600	2,457,432

Solvay SA (Belgium)	13,326	2,091,958

Wacker Chemie AG (Germany)	6,112	746,282

		7,980,415
Commercial services and supplies (1.6%)
Regus PLC (United Kingdom)	1,301,175	4,781,036

Serco Group PLC (United Kingdom)	151,122	1,060,680

		5,841,716
Communications equipment (0.4%)
Alcatel-Lucent (France) †	404,720	1,595,743

		1,595,743
Construction and engineering (2.7%)
Jaypee Infratech, Ltd. (India) †	1,252,660	444,282

Mota-Engil SGPS SA (Portugal)	520,186	4,228,141

Surya Semesta Internusa Tbk PT (Indonesia)	30,707,800	2,611,633

Veidekke ASA (Norway)	266,242	2,756,773

		10,040,829
Construction materials (0.8%)
Holcim, Ltd. (Switzerland)	34,024	2,817,213

		2,817,213
Consumer finance (0.7%)
Credit Saison Co., Ltd. (Japan)	134,600	2,673,160

		2,673,160
Diversified consumer services (0.4%)
New Oriental Education & Technology Group, Inc. ADR (China)	51,600	1,514,460

		1,514,460
Diversified financial services (1.3%)
Challenger, Ltd. (Australia)	434,699	2,582,178

Eurazeo SA (France)	23,560	2,116,873

		4,699,051
Diversified telecommunication services (2.3%)
BT Group PLC (United Kingdom)	530,109	3,353,912

Iliad SA (France)	4,501	1,297,828

Ziggo NV (Netherlands)	87,271	3,877,381

		8,529,121
Electronic equipment, instruments, and components (0.7%)
Hitachi, Ltd. (Japan)	375,000	2,762,435

		2,762,435
Energy equipment and services (2.5%)
Ezion Holdings, Ltd. (Singapore)	1,969,400	3,390,646

Halliburton Co.	30,600	1,802,034

Petrofac, Ltd. (United Kingdom)	112,224	2,690,415

SPT Energy Group, Inc. (China)	2,566,000	1,266,727

		9,149,822
Food and staples retail (1.3%)
Magnit OJSC (Russia)	9,420	2,171,471

Puregold Price Club, Inc. (Philippines)	2,732,100	2,687,627

		4,859,098
Food products (4.0%)
Associated British Foods PLC (United Kingdom)	110,848	5,139,295

Barry Callebaut AG (Switzerland)	2,255	3,040,507

26 International Growth Fund

COMMON STOCKS (96.3%)* cont.	Shares	Value

Food products cont.
Kerry Group PLC Class A (Ireland)	47,183	$3,601,741

Nestle SA (Switzerland)	42,884	3,228,245

		15,009,788
Gas utilities (1.3%)
China Resources Gas Group, Ltd. (China)	554,000	1,765,643

Tokyo Gas Co., Ltd. (Japan)	608,000	3,082,766

		4,848,409
Health-care equipment and supplies (0.8%)
Sartorius AG (Preference) (Germany)	21,365	2,919,213

		2,919,213
Hotels, restaurants, and leisure (3.2%)
Compass Group PLC (United Kingdom)	339,200	5,174,301

Dalata Hotel Group, Ltd. (Ireland) †	213,425	835,031

Thomas Cook Group PLC (United Kingdom) †	972,065	2,921,903

TUI Travel PLC (United Kingdom)	414,736	3,028,451

		11,959,686
Household durables (2.6%)
Coway Co., Ltd. (South Korea)	42,882	3,008,470

Haier Electronics Group Co., Ltd. (China)	374,000	1,013,504

Panasonic Corp. (Japan)	205,700	2,346,683

Persimmon PLC (United Kingdom)	141,227	3,169,111

		9,537,768
Household products (0.9%)
Henkel AG & Co. KGaA (Preference) (Germany)	31,940	3,437,446

		3,437,446
Industrial conglomerates (2.1%)
Rheinmetall AG (Germany)	42,143	2,963,875

Siemens AG (Germany)	36,819	4,955,703

		7,919,578
Insurance (5.1%)
AIA Group, Ltd. (Hong Kong)	1,292,800	6,142,286

American International Group, Inc.	52,100	2,605,521

China Pacific Insurance (Group) Co., Ltd. (China)	226,000	807,798

Prudential PLC (United Kingdom)	310,073	6,557,362

St James’s Place PLC (United Kingdom)	208,079	2,861,916

		18,974,883
Internet and catalog retail (0.7%)
Bigfoot GmbH (acquired 8/2/13, cost $351,691) (Private)
(Brazil) † ∆∆F	16	237,171

Ctrip.com International, Ltd. ADR (China) †	31,700	1,598,314

Zalando AG (acquired 9/30/13, cost $717,421) (Private)
(Germany) † ∆∆ F	16	719,744

		2,555,229
Internet software and services (3.2%)
Baidu, Inc. ADR (China) †	11,500	1,752,370

Google, Inc. Class A †	1,842	2,052,927

Internet Initiative Japan, Inc. (Japan)	94,400	2,274,702

Tencent Holdings, Ltd. (China)	51,800	3,606,627

Yandex NV Class A (Russia) †	71,800	2,167,642

		11,854,268
IT Services (0.4%)
Visa, Inc. Class A	6,800	1,467,848

		1,467,848

International Growth Fund 27

COMMON STOCKS (96.3%)* cont.	Shares	Value

Leisure products (0.6%)
Sega Sammy Holdings, Inc. (Japan)	102,800	$2,297,790

		2,297,790
Machinery (0.9%)
Ebara Corp. (Japan)	223,000	1,394,244

Hitachi Construction Machinery Co., Ltd. (Japan)	95,100	1,829,041

Mota-Engil Africa (Rights) (Portugal) † F	520,186	268,738

		3,492,023
Media (5.1%)
Atresmedia Corporacion de Medios de Comunicacion SA (Spain) †	188,689	2,903,612

Global Mediacom Tbk PT (Indonesia)	17,580,500	3,664,458

Mediaset SpA (Italy) †	528,655	2,955,447

Numericable Group SA (France) † S	69,081	2,715,183

Sun TV Network, Ltd. (India)	187,731	1,268,237

WPP PLC (United Kingdom)	259,151	5,344,380

		18,851,317
Metals and mining (1.2%)
Glencore Xstrata PLC (United Kingdom)	580,768	2,989,886

Stillwater Mining Co. †	108,792	1,611,210

		4,601,096
Multi-utilities (0.6%)
Veolia Environnement (France)	110,531	2,186,640

		2,186,640
Multiline retail (0.9%)
Matahari Department Store Tbk PT (Indonesia) †	2,712,400	3,328,979

		3,328,979
Oil, gas, and consumable fuels (3.1%)
BG Group PLC (United Kingdom)	148,187	2,760,784

Gaztransport Et Technigaz SA (France) †	15,030	972,978

Origin Energy, Ltd. (Australia)	186,262	2,469,705

Royal Dutch Shell PLC Class A (United Kingdom)	80,346	2,934,819

Suncor Energy, Inc. (Canada)	68,300	2,385,403

		11,523,689
Personal products (0.7%)
L’Oreal SA (France)	16,559	2,730,656

		2,730,656
Pharmaceuticals (6.1%)
Actavis PLC †	14,300	2,943,655

Astellas Pharma, Inc. (Japan)	269,000	3,186,709

AstraZeneca PLC (United Kingdom)	71,601	4,627,363

Sanofi (France)	51,796	5,400,278

Shire PLC (United Kingdom)	66,319	3,256,102

Takeda Pharmaceutical Co., Ltd. (Japan)	68,500	3,242,871

		22,656,978
Professional services (0.5%)
Experian PLC (United Kingdom)	112,490	2,027,283

		2,027,283
Real estate investment trusts (REITs) (1.3%)
Beni Stabili SpA (Italy)	1,444,675	1,243,910

Hibernia REIT PLC (Ireland) †	2,367,000	3,450,029

		4,693,939

28 International Growth Fund

COMMON STOCKS (96.3%)* cont.	Shares	Value

Real estate management and development (0.9%)
Mitsubishi Estate Co., Ltd. (Japan)	115,000	$2,736,767

Oberoi Realty, Ltd. (India) †	185,975	672,887

		3,409,654
Semiconductors and semiconductor equipment (0.6%)
Inotera Memories, Inc. (Taiwan) †	2,856,000	2,241,909

		2,241,909
Software (0.8%)
Nintendo Co., Ltd. (Japan)	10,800	1,286,372

TiVo, Inc. †	129,600	1,714,608

		3,000,980
Specialty retail (1.7%)
China ZhengTong Auto Services Holdings, Ltd. (China) †	2,664,500	1,484,465

Kingfisher PLC (United Kingdom)	128,303	901,376

Pets at Home Group PLC (United Kingdom) †	183,096	732,596

Sports Direct International PLC (United Kingdom) †	215,410	3,059,709

		6,178,146
Technology hardware, storage, and peripherals (1.3%)
Apple, Inc.	2,900	1,556,546

Konica Minolta Holdings, Inc. (Japan)	363,500	3,385,493

		4,942,039
Textiles, apparel, and luxury goods (2.5%)
Compagnie Financiere Richemont SA (Switzerland)	52,511	5,013,210

Gerry Weber International AG (Germany)	24,369	1,204,897

Luxottica Group SpA (Italy)	39,126	2,262,802

Moncler SpA (Italy) †	54,980	939,973

		9,420,882
Tobacco (1.7%)
Japan Tobacco, Inc. (Japan)	199,400	6,252,444

		6,252,444
Trading companies and distributors (1.4%)
Mitsubishi Corp. (Japan)	133,800	2,481,217

Wolseley PLC (United Kingdom)	48,320	2,747,789

		5,229,006
Water utilities (0.9%)
Beijing Enterprises Water Group, Ltd. (China)	4,922,000	3,445,686

		3,445,686
Wireless telecommunication services (1.4%)
SoftBank Corp. (Japan)	49,300	3,718,177

Turkcell Iletisim Hizmetleri AS (Turkey) †	296,780	1,657,486

		5,375,663

Total common stocks (cost $305,885,187)		$359,000,512

PREFERRED STOCKS (1.1%)*	Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	4,261	$4,228,465

Total preferred stocks (cost $3,599,583)		$4,228,465

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 5/8s, August 15, 2016 [i]	$113,000	$113,057

Total U.S. treasury obligations (cost $113,057)		$113,057

International Growth Fund 29

SHORT-TERM INVESTMENTS (3.1%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	3,926,528	$3,926,528

Putnam Short Term Investment Fund 0.07% L	6,417,303	6,417,303

SSgA Prime Money Market Fund zero % P	230,000	230,000

U.S. Treasury Bills with an effective yield of 0.10%, May 29, 2014	$159,000	158,974

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.10%, April 3, 2014 ∆	984,000	983,995

Total short-term investments (cost $11,716,800)		$11,716,800

TOTAL INVESTMENTS

Total investments (cost $321,314,627)		$375,058,834

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

OJSC Open Joint Stock Company

PJSC Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $372,949,480.

† Non-income-producing security.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,039,890, or 0.5% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $197,446 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

30 International Growth Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	19.7%	Hong Kong	1.7%

Japan	15.7	Russia	1.6

France	8.3	Australia	1.4

United States	7.5	India	1.1

Germany	6.8	Singapore	0.9

China	5.7	Norway	0.7

Switzerland	4.5	Philippines	0.7

Italy	4.3	Czech Republic	0.7

Indonesia	2.6	Peru	0.7

Ireland	2.6	Canada	0.6

Belgium	2.5	Taiwan	0.6

South Korea	2.0	Mexico	0.6

Portugal	1.8	Other	1.1

Spain	1.8	Total	100.0%

Netherlands	1.8

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $145,804,255) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	6/18/14	$4,532,530	$4,536,867	$(4,337)

Barclays Bank PLC
	British Pound	Sell	6/18/14	1,951,939	1,959,312	7,373

	Hong Kong Dollar	Buy	5/21/14	4,067,635	4,063,586	4,049

	Japanese Yen	Buy	5/21/14	971,565	980,602	(9,037)

	Japanese Yen	Sell	5/21/14	971,565	984,880	13,315

	Singapore Dollar	Buy	5/21/14	1,204,976	1,188,607	16,369

	Swedish Krona	Buy	6/18/14	3,570,572	3,586,772	(16,200)

	Swiss Franc	Buy	6/18/14	710,807	707,765	3,042

Citibank, N.A.
	British Pound	Buy	6/18/14	5,964,118	5,970,431	(6,313)

	Danish Krone	Buy	6/18/14	8,509,692	8,478,993	30,699

	Euro	Sell	6/18/14	5,492,186	5,473,824	(18,362)

	Japanese Yen	Sell	5/21/14	1,801,080	1,857,709	56,629

Credit Suisse International
	Canadian Dollar	Buy	4/16/14	4,560,691	4,716,497	(155,806)

	Euro	Sell	6/18/14	7,327,139	7,321,267	(5,872)

	Japanese Yen	Buy	5/21/14	167,892	169,454	(1,562)

	Japanese Yen	Sell	5/21/14	167,892	170,178	2,286

	Norwegian Krone	Sell	6/18/14	1,010,083	1,007,525	(2,558)

	Swedish Krona	Buy	6/18/14	3,347,351	3,363,024	(15,673)

	Swiss Franc	Buy	6/18/14	1,188,565	1,183,345	5,220

International Growth Fund 31

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $145,804,255) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	$4,135,654	$3,970,104	$165,550

	British Pound	Buy	6/18/14	3,815,570	3,749,803	65,767

	Euro	Sell	6/18/14	211,031	210,825	(206)

Goldman Sachs International
	Australian Dollar	Buy	4/16/14	155,005	148,775	6,230

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	3,543,893	3,400,043	143,850

	British Pound	Sell	6/18/14	1,661,189	1,662,797	1,608

	Canadian Dollar	Buy	4/16/14	215,122	222,767	(7,645)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/16/14	242,560	232,789	9,771

	British Pound	Sell	6/18/14	8,039,854	8,048,571	8,717

	Canadian Dollar	Buy	4/16/14	271	280	(9)

	Euro	Buy	6/18/14	11,350,784	11,345,741	5,043

	Japanese Yen	Buy	5/21/14	1,003,322	1,005,739	(2,417)

	Norwegian Krone	Sell	6/18/14	508,022	506,625	(1,397)

	Singapore Dollar	Buy	5/21/14	1,341,794	1,323,676	18,118

	Swedish Krona	Buy	6/18/14	2,441,969	2,453,076	(11,107)

	Swiss Franc	Buy	6/18/14	4,282,500	4,263,836	18,664

Royal Bank of Scotland PLC (The)
	Japanese Yen	Buy	5/21/14	978,872	987,991	(9,119)

	Japanese Yen	Sell	5/21/14	978,872	992,199	13,327

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/16/14	1,662,711	1,595,848	66,863

	Euro	Sell	6/18/14	8,680,660	8,677,431	(3,229)

	Israeli Shekel	Buy	4/16/14	1,819,099	1,810,248	8,851

	Japanese Yen	Sell	5/21/14	53,310	68,398	15,088

	Swedish Krona	Buy	6/18/14	2,368,607	2,378,918	(10,311)

UBS AG
	British Pound	Sell	6/18/14	3,551,978	3,555,825	3,847

	Euro	Buy	6/18/14	6,874,634	6,869,294	5,340

	Swedish Krona	Buy	6/18/14	2,468,049	2,477,521	(9,472)

	Swiss Franc	Buy	6/18/14	4,305,929	4,276,071	29,858

WestPac Banking Corp.
	British Pound	Sell	6/18/14	9,034,235	9,042,599	8,364

	Euro	Sell	6/18/14	932,422	931,529	(893)

	Japanese Yen	Buy	5/21/14	927,777	936,700	(8,923)

	Japanese Yen	Sell	5/21/14	927,777	937,598	9,821

Total						$443,211

32 International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$55,770,941	$28,213,489	$956,915

Consumer staples	30,342,550	8,940,071	—

Energy	13,546,433	7,127,078	—

Financials	46,113,277	18,645,819	1,082,975

Health care	22,975,741	6,429,580	—

Industrials	37,072,889	13,864,551	268,738

Information technology	12,307,684	15,557,538	—

Materials	15,398,724	—	—

Telecommunication services	10,186,607	3,718,177	—

Utilities	2,186,640	8,294,095	—

Total common stocks	245,901,486	110,790,398	2,308,628

Preferred stocks	—	4,228,465	—

U.S. treasury obligations	—	113,057	—

Short-term investments	6,647,303	5,069,497	—

Totals by level	$252,548,789	$120,201,417	$2,308,628

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$443,211	$—

Totals by level	$—	$443,211	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 33

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value, including $3,752,682 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $310,970,796)	$364,715,003
Affiliated issuers (identified cost $10,343,831) (Notes 1 and 5)	10,343,831

Cash	77,342

Foreign currency (cost $1,307,971) (Note 1)	1,308,565

Dividends, interest and other receivables	1,218,317

Receivable for shares of the fund sold	189,129

Receivable for investments sold	3,009,319

Unrealized appreciation on forward currency contracts (Note 1)	743,659

Prepaid assets	29,242

Foreign tax reclaim	207,396

Total assets	381,841,803

LIABILITIES

Payable for investments purchased	2,978,224

Payable for shares of the fund repurchased	321,738

Payable for compensation of Manager (Note 2)	280,613

Payable for custodian fees (Note 2)	20,712

Payable for investor servicing fees (Note 2)	112,593

Payable for Trustee compensation and expenses (Note 2)	240,292

Payable for administrative services (Note 2)	604

Payable for distribution fees (Note 2)	220,504

Unrealized depreciation on forward currency contracts (Note 1)	300,448

Collateral on securities loaned, at value (Note 1)	3,926,528

Collateral on certain derivative contracts, at value (Note 1)	343,057

Other accrued expenses	147,010

Total liabilities	8,892,323

Net assets	$372,949,480

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$414,337,867

Distributions in excess of net investment income (Note 1)	(875,191)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(94,698,681)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	54,185,485

Total — Representing net assets applicable to capital shares outstanding	$372,949,480

(Continued on next page)

34 International Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($325,051,095 divided by 16,538,566 shares)	$19.65

Offering price per class A share (100/94.25 of $19.65)*	$20.85

Net asset value and offering price per class B share ($7,705,481 divided by 428,102 shares)**	$18.00

Net asset value and offering price per class C share ($9,288,864 divided by 503,891 shares)**	$18.43

Net asset value and redemption price per class M share ($6,618,704 divided by 356,187 shares)	$18.58

Offering price per class M share (100/96.50 of $18.58)*	$19.25

Net asset value, offering price and redemption price per class R share
($2,502,698 divided by 129,224 shares)	$19.37

Net asset value, offering price and redemption price per class Y share
($21,782,638 divided by 1,103,765 shares)	$19.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 35

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $146,181)	$2,288,965

Interest (including interest income of $1,442 from investments in affiliated issuers) (Note 5)	2,339

Securities lending (Note 1)	43,361

Total investment income	2,334,665

EXPENSES

Compensation of Manager (Note 2)	1,630,530

Investor servicing fees (Note 2)	407,160

Custodian fees (Note 2)	38,279

Trustee compensation and expenses (Note 2)	12,998

Distribution fees (Note 2)	512,658

Administrative services (Note 2)	5,679

Other	203,526

Total expenses	2,810,830

Expense reduction (Note 2)	(26,826)

Net expenses	2,784,004

Net investment loss	(449,339)

Net realized gain on investments (Notes 1 and 3)	23,852,981

Net realized gain on swap contracts (Note 1)	167,209

Net realized loss on foreign currency transactions (Note 1)	(129,836)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(120,643)

Net unrealized appreciation of investments during the period	9,364,528

Net gain on investments	33,134,239

Net increase in net assets resulting from operations	$32,684,900

The accompanying notes are an integral part of these financial statements.

36 International Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income (loss)	$(449,339)	$1,784,684

Net realized gain on investments
and foreign currency transactions	23,890,354	27,822,773

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	9,243,885	32,615,098

Net increase in net assets resulting from operations	32,684,900	62,222,555

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(723,227)	(1,303,975)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	(395)	(4,449)

Class Y	(94,346)	(101,466)

Redemption fees (Note 1)	—	935

Decrease from capital share transactions (Note 4)	(10,509,168)	(32,602,981)

Total increase in net assets	21,357,764	28,210,619

NET ASSETS

Beginning of period	351,591,716	323,381,097

End of period (including distributions in excess of net
investment income of $875,191 and undistributed net
investment income of $392,116, respectively)	$372,949,480	$351,591,716

* Unaudited

The accompanying notes are an integral part of these financial statements.

International Growth Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
March 31, 2014**	$18.00	(.02)	1.71	1.69	(.04)	(.04)	—	—	$19.65	9.41*	$325,051	.75*	(.11)*	55*
September 30, 2013	15.03	.09	2.95	3.04	(.07)	(.07)	— [b]	—	18.00	20.30	307,077	1.53	.56	127
September 30, 2012	13.10	.09	2.30	2.39	(.50)	(.50)	— [b]	.04 [e]	15.03	19.14	286,059	1.56	.60	108
September 30, 2011	15.47	.10	(2.44)	(2.34)	(.19)	(.19)	— [b]	.16 [f,g,h]	13.10	(14.33)	276,049	1.59	.59	121
September 30, 2010	14.53	.06	1.21	1.27	(.37)	(.37)	— [b]	.04 [i]	15.47	9.17	359,067	1.67 [j,k]	.42 [j]	162
September 30, 2009	13.30	.21	.93	1.14	—	—	— [b]	.09 [l,m]	14.53	9.25	371,482	1.56 [j]	1.86 [j]	193

Class B
March 31, 2014**	$16.51	(.09)	1.58	1.49	—	—	—	—	$18.00	9.02*	$7,705	1.13*	(.49)*	55*
September 30, 2013	13.82	(.03)	2.72	2.69	—	—	— [b]	—	16.51	19.46	7,870	2.28	(.22)	127
September 30, 2012	12.04	(.02)	2.13	2.11	(.37)	(.37)	— [b]	.04 [e]	13.82	18.24	8,854	2.31	(.19)	108
September 30, 2011	14.22	(.03)	(2.25)	(2.28)	(.06)	(.06)	— [b]	.16 [f,g,h]	12.04	(14.97)	10,474	2.34	(.21)	121
September 30, 2010	13.39	(.05)	1.11	1.06	(.27)	(.27)	— [b]	.04 [i]	14.22	8.29	17,777	2.42 [j,k]	(.38) [j]	162
September 30, 2009	12.34	.12	.84	.96	—	—	— [b]	.09 [l,m]	13.39	8.51	24,861	2.31 [j]	1.12 [j]	193

Class C
March 31, 2014**	$16.91	(.09)	1.61	1.52	—	—	—	—	$18.43	8.99*	$9,289	1.13*	(.48)*	55*
September 30, 2013	14.16	(.03)	2.78	2.75	—	—	— [b]	—	16.91	19.42	8,626	2.28	(.19)	127
September 30, 2012	12.35	(.02)	2.18	2.16	(.39)	(.39)	— [b]	.04 [e]	14.16	18.24	7,671	2.31	(.14)	108
September 30, 2011	14.60	(.02)	(2.31)	(2.33)	(.08)	(.08)	— [b]	.16 [f,g,h]	12.35	(14.96)	7,293	2.34	(.15)	121
September 30, 2010	13.75	(.05)	1.14	1.09	(.28)	(.28)	— [b]	.04 [i]	14.60	8.31	9,093	2.42 [j,k]	(.33) [j]	162
September 30, 2009	12.68	.12	.86	.98	—	—	— [b]	.09 [l,m]	13.75	8.44	9,549	2.31 [j]	1.11 [j]	193

Class M
March 31, 2014**	$17.02	(.06)	1.62	1.56	—	—	—	—	$18.58	9.17*	$6,619	1.00*	(.36)*	55*
September 30, 2013	14.22	.01	2.79	2.80	—	—	— [b]	—	17.02	19.69	6,332	2.03	.06	127
September 30, 2012	12.40	.01	2.19	2.20	(.42)	(.42)	— [b]	.04 [e]	14.22	18.56	5,840	2.06	.09	108
September 30, 2011	14.65	.01	(2.30)	(2.29)	(.12)	(.12)	— [b]	.16 [f,g,h]	12.40	(14.72)	6,300	2.09	.08	121
September 30, 2010	13.80	(.01)	1.13	1.12	(.31)	(.31)	— [b]	.04 [i]	14.65	8.53	8,701	2.17 [j,k]	(.09) [j]	162
September 30, 2009	12.69	.15	.87	1.02	—	—	— [b]	.09 [l,m]	13.80	8.75	9,394	2.06 [j]	1.36 [j]	193

Class R
March 31, 2014**	$17.72	(.04)	1.69	1.65	— b	— b	—	—	$19.37	9.33*	$2,503	.88*	(.24)*	55*
September 30, 2013	14.80	.05	2.91	2.96	(.04)	(.04)	— [b]	—	17.72	20.00	2,389	1.78	.31	127
September 30, 2012	12.90	.05	2.28	2.33	(.47)	(.47)	— [b]	.04 [e]	14.80	18.86	2,032	1.81	.38	108
September 30, 2011	15.25	.06	(2.41)	(2.35)	(.16)	(.16)	— [b]	.16 [f,g,h]	12.90	(14.57)	1,557	1.84	.37	121
September 30, 2010	14.34	.02	1.19	1.21	(.34)	(.34)	— [b]	.04 [i]	15.25	8.86	1,871	1.92 [j,k]	.15 [j]	162
September 30, 2009	13.15	.18	.92	1.10	—	—	— [b]	.09 [l,m]	14.34	9.05	1,661	1.81 [j]	1.61 [j]	193

Class Y
March 31, 2014**	$18.09	.01	1.72	1.73	(.09)	(.09)	—	—	$19.73	9.57*	$21,783	.63*	.03*	55*
September 30, 2013	15.11	.14	2.95	3.09	(.11)	(.11)	— [b]	—	18.09	20.55	19,298	1.28	.86	127
September 30, 2012	13.17	.08	2.37	2.45	(.55)	(.55)	— [b]	.04 [e]	15.11	19.49	12,925	1.31	.54	108
September 30, 2011	15.55	.14	(2.45)	(2.31)	(.23)	(.23)	— [b]	.16 [f,g,h]	13.17	(14.11)	23,939	1.34	.87	121
September 30, 2010	14.60	.09	1.22	1.31	(.40)	(.40)	— [b]	.04 [i]	15.55	9.43	28,405	1.42 [j,k]	.65 [j]	162
September 30, 2009	13.33	.22	.96	1.18	—	—	— [b]	.09 [l,m]	14.60	9.53	28,891	1.31 [j]	1.99 [j]	193

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 International Growth Fund	International Growth Fund 39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.04 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. (SWS), which amounted to less than $0.01 per share outstanding as of August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.14 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to $0.01 per share outstanding as of December 21, 2010.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of March 30, 2010.

j Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.24

k Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.07 per share outstanding as of May 21, 2009.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

40 International Growth Fund

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The fund may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

International Growth Fund 41

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

42 International Growth Fund

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge stock-specific exposure relating to an acquisition which was paid with the acquiring company’s common stock.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $74,474 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline

International Growth Fund 43

in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $178,302 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $240,000.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,926,528 and the value of securities loaned amounted to $3,752,682.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

44 International Growth Fund

At September 30, 2013, the fund had a capital loss carryover of $118,188,482 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$62,573,363	N/A	$62,573,363	September 30, 2017

55,615,119	N/A	55,615,119	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $321,680,130, resulting in gross unrealized appreciation and depreciation of $62,546,484 and $9,167,780, respectively, or net unrealized appreciation of $53,378,704.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The

International Growth Fund 45

performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.461% of the fund’s average net assets before a decrease of $55,236 (0.015% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$355,500	Class R	2,753

Class B	8,768	Class Y	22,903

Class C	10,017	Total	$407,160

Class M	7,219

46 International Growth Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $270 under the expense offset arrangements and by $26,556 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $238, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$398,089	Class M	24,253

Class B	39,270	Class R	6,165

Class C	44,881	Total	$512,658

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,818 and $371 from the sale of class A and class M shares, respectively, and received $1,852 and $123 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $55 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $197,847,723 and $207,591,136, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

International Growth Fund 47

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/14		Year ended 9/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	377,021	$7,185,310	804,390	$13,298,939

Shares issued in connection with
reinvestment of distributions	35,239	673,418	76,794	1,211,807

	412,260	7,858,728	881,184	14,510,746

Shares repurchased	(934,508)	(17,755,098)	(2,855,173)	(46,930,877)

Net decrease	(522,248)	$(9,896,370)	(1,973,989)	$(32,420,131)

	Six months ended 3/31/14		Year ended 9/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	24,815	$431,835	49,735	$757,077

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	24,815	431,835	49,735	757,077

Shares repurchased	(73,454)	(1,281,178)	(213,491)	(3,220,955)

Net decrease	(48,639)	$(849,343)	(163,756)	$(2,463,878)

	Six months ended 3/31/14		Year ended 9/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	26,943	$482,486	70,646	$1,094,224

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	26,943	482,486	70,646	1,094,224

Shares repurchased	(33,248)	(594,836)	(102,208)	(1,594,103)

Net decrease	(6,305)	$(112,350)	(31,562)	$(499,879)

	Six months ended 3/31/14		Year ended 9/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	7,880	$141,413	13,417	$208,761

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	7,880	141,413	13,417	208,761

Shares repurchased	(23,685)	(421,495)	(52,111)	(806,626)

Net decrease	(15,805)	$(280,082)	(38,694)	$(597,865)

48 International Growth Fund

	Six months ended 3/31/14		Year ended 9/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	14,182	$265,360	43,902	$725,113

Shares issued in connection with
reinvestment of distributions	18	345	261	4,055

	14,200	265,705	44,163	729,168

Shares repurchased	(19,788)	(370,331)	(46,648)	(754,672)

Net decrease	(5,588)	$(104,626)	(2,485)	$(25,504)

	Six months ended 3/31/14		Year ended 9/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	138,920	$2,669,063	343,132	$5,614,689

Shares issued in connection with
reinvestment of distributions	4,228	81,087	6,210	98,304

	143,148	2,750,150	349,342	5,712,993

Shares repurchased	(106,016)	(2,016,547)	(138,358)	(2,308,717)

Net increase	37,132	$733,603	210,984	$3,404,276

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$3,969,368	$63,148,921	$60,700,986	$1,442	$6,417,303

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$180,300,000

OTC total return swap contracts (notional)	—*

* For the reporting period, the transactions were minimal.

International Growth Fund 49

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$743,659	Payables	$300,448

Total		$743,659		$300,448

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$(84,808)	$—	$(84,808)

Equity contracts	—	167,209	$167,209

Total	$(84,808)	$167,209	$82,401

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(88,501)	$(88,501)

Total	$(88,501)	$(88,501)

50 International Growth Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward
currency contracts#	$—	$44,148	$87,328	$7,506	$231,317	$6,230	$145,458	$60,313	$13,327	$90,802	$39,045	$18,185	$743,659

Total Assets	$—	$44,148	$87,328	$7,506	$231,317	$6,230	$145,458	$60,313	$13,327	$90,802	$39,045	$18,185	$743,659

Liabilities:

Forward
currency contracts#	4,337	25,237	24,675	181,471	206	—	7,645	14,930	9,119	13,540	9,472	9,816	$300,448

Total Liabilities	$4,337	$25,237	$24,675	$181,471	$206	$—	$7,645	$14,930	$9,119	$13,540	$9,472	$9,816	$300,448

Total Financial and
Derivative Net Assets	$(4,337)	$18,911	$62,653	$(173,965)	$231,111	$6,230	$137,813	$45,383	$4,208	$77,262	$29,573	$8,369	$443,211

Total collateral
received (pledged)##†	$—	$—	$—	$(173,965)	$130,000	$—	$113,057	$45,383	$4,208	$—	$29,573	$—	$148,256

Net amount	$(4,337)	$18,911	$62,653	$—	$101,111	$6,230	$24,756	$—	$—	$77,262	$—	$8,369	$294,955

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

51 Fund Growth International

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	85,592,209	4,519,297

Ravi Akhoury	85,715,018	4,396,488

Barbara M. Baumann	86,248,127	3,863,378

Jameson A. Baxter	86,148,643	3,962,863

Charles B. Curtis	86,111,568	3,999,938

Robert J. Darretta	86,122,587	3,988,918

Katinka Domotorffy	85,970,364	4,141,142

John A. Hill	86,124,882	3,986,624

Paul L. Joskow	86,157,699	3,953,807

Kenneth R. Leibler	86,141,312	3,970,194

Robert E. Patterson	86,183,587	3,927,919

George Putnam, III	86,119,771	3,991,735

Robert L. Reynolds	86,203,661	3,907,845

W. Thomas Stephens	86,109,990	4,001,516

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

9,762,209	368,957	638,818	2,109,822

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

68,444,155	3,118,645	4,434,966	15,274,146

All tabulations are rounded to the nearest whole number.

52 International Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

### A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

### A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

### A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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SA010
287154 5/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014